CSFB

CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2006-1

DERIVED INFORMATION  [11/25/05]

[$786,800,100]

Total Certificates Offered & Non-Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date.  Approximately 29.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	4,687
Total Outstanding Loan Balance	$775,241,618*	Min	Max
Average Loan Current Balance	$165,403	$6,156	$937,384
Weighted Average Original LTV	80.1%**
Weighted Average Coupon	7.31%	4.89%	14.19%
Arm Weighted Average Coupon	7.18%
Fixed Weighted Average Coupon	8.13%
Weighted Average Margin	5.56%	2.13%	9.00%
Weighted Average FICO (Non-Zero)	621
Weighted Average Age (Months)	2
% First Liens	96.5%
% Second Liens	3.5%
% Arms	86.4%
% Fixed	13.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$800,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.89 - 5.00	4	1,150,397	0.1	4.95	67.8	654
5.01 - 5.50	48	13,463,924	1.7	5.38	72.8	674
5.51 - 6.00	265	72,744,644	9.4	5.84	75.0	653
6.01 - 6.50	501	123,151,695	15.9	6.34	77.2	641
6.51 - 7.00	818	177,811,573	22.9	6.82	79.8	632
7.01 - 7.50	692	129,050,995	16.6	7.30	80.5	619
7.51 - 8.00	661	106,141,494	13.7	7.79	83.0	607
8.01 - 8.50	342	51,237,611	6.6	8.29	81.6	588
8.51 - 9.00	282	34,532,061	4.5	8.77	80.8	572
9.01 - 9.50	158	18,068,280	2.3	9.27	79.3	563
9.51 - 10.00	243	16,877,360	2.2	9.80	85.1	600
10.01 - 10.50	158	9,819,908	1.3	10.31	88.8	587
10.51 - 11.00	164	7,671,937	1.0	10.78	91.3	604
11.01 - 11.50	153	5,863,278	0.8	11.30	95.4	600
11.51 - 12.00	172	6,307,077	0.8	11.79	96.2	587
12.01 - 12.50	17	999,037	0.1	12.20	76.9	567
12.51 - 13.00	6	246,986	0.0	12.79	72.1	589
13.01 - 14.19	3	103,360	0.0	13.83	64.1	574
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
475 - 475	1	39,962	0.0	9.10	67.0	475
476 - 500	11	1,108,291	0.1	9.69	72.1	495
501 - 525	199	26,361,858	3.4	8.87	70.9	515
526 - 550	316	46,409,632	6.0	8.34	73.4	539
551 - 575	512	80,758,560	10.4	7.57	76.8	565
576 - 600	826	116,767,840	15.1	7.55	79.9	588
601 - 625	913	151,072,340	19.5	7.31	82.2	613
626 - 650	816	143,338,801	18.5	7.06	81.2	638
651 - 675	558	100,373,432	12.9	6.94	82.8	662
676 - 700	243	50,786,490	6.6	6.70	81.7	686
701 - 725	131	24,793,584	3.2	6.77	80.9	711
726 - 750	89	17,982,531	2.3	6.71	80.8	736
751 - 775	43	9,517,652	1.2	6.57	80.6	760
776 - 800	24	5,197,624	0.7	6.40	76.0	787
801 - 813	5	733,021	0.1	6.38	84.1	805
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
6,156 - 50,000	703	21,698,972	2.8	10.31	90.5	615
50,001 - 100,000	1,026	76,631,795	9.9	8.38	81.8	607
100,001 - 150,000	944	116,747,485	15.1	7.61	79.3	611
150,001 - 200,000	641	112,188,633	14.5	7.22	78.4	612
200,001 - 250,000	424	94,749,954	12.2	7.07	79.1	618
250,001 - 300,000	298	81,446,717	10.5	6.94	79.3	622
300,001 - 350,000	207	66,834,741	8.6	7.05	80.0	625
350,001 - 400,000	143	53,725,950	6.9	7.03	80.3	631
400,001 - 450,000	101	42,729,778	5.5	6.75	81.7	645
450,001 - 500,000	86	41,062,584	5.3	6.83	80.2	635
500,001 - 550,000	48	25,188,850	3.2	6.82	82.2	629
550,001 - 600,000	25	14,505,933	1.9	6.45	79.7	644
600,001 - 650,000	21	13,110,383	1.7	6.70	80.9	647
650,001 - 700,000	8	5,410,283	0.7	6.38	81.8	654
700,001 - 750,000	8	5,784,713	0.7	6.74	75.2	650
750,001 - 800,000	1	792,000	0.1	6.75	80.0	707
800,001 - 850,000	1	810,000	0.1	5.88	67.5	633
850,001 - 900,000	1	885,462	0.1	7.38	63.4	648
900,001 - 937,384	1	937,384	0.1	6.50	75.0	711
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
17.49 - 50.00	150	19,162,118	2.5	7.04	42.1	594
50.01 - 55.00	69	11,862,976	1.5	6.92	52.7	609
55.01 - 60.00	87	15,921,044	2.1	6.95	58.2	603
60.01 - 65.00	170	30,264,468	3.9	7.17	63.1	595
65.01 - 70.00	305	51,172,339	6.6	7.12	68.8	600
70.01 - 75.00	347	66,650,276	8.6	7.07	74.1	608
75.01 - 80.00	1,467	289,578,613	37.4	7.05	79.7	632
80.01 - 85.00	407	77,810,426	10.0	7.42	84.5	605
85.01 - 90.00	689	132,658,339	17.1	7.35	89.6	623
90.01 - 95.00	247	34,100,383	4.4	7.68	94.7	647
95.01 - 100.00	749	46,060,636	5.9	9.40	99.9	639
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	1,680	208,572,988	26.9	7.93	81.6	617
0.50	5	968,518	0.1	7.38	82.8	601
1.00	133	34,916,565	4.5	7.01	77.8	637
2.00	2,215	417,180,380	53.8	7.10	80.3	618
3.00	650	113,252,182	14.6	7.03	77.4	637
5.00	4	350,986	0.0	10.38	76.4	563
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	3,731	569,066,859	73.4	7.29	80.8	617
Reduced	368	75,507,312	9.7	7.19	80.2	636
No Income/ No Asset	6	1,036,421	0.1	7.76	69.0	680
Stated Income / Stated Assets	582	129,631,027	16.7	7.48	77.2	630
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	4,434	736,449,379	95.0	7.30	80.2	620
Second Home	15	2,445,108	0.3	7.19	81.4	644
Investor	238	36,347,131	4.7	7.61	77.3	641
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	631	185,158,160	23.9	6.79	77.2	637
Florida	459	83,446,121	10.8	7.34	79.6	617
Maryland	206	41,512,808	5.4	7.16	78.9	610
Illinois	218	35,932,333	4.6	7.32	83.3	618
New Jersey	148	34,367,921	4.4	7.36	76.2	609
Virginia	183	33,844,876	4.4	7.32	79.8	613
New York	130	33,430,584	4.3	7.24	78.3	628
Arizona	168	32,269,089	4.2	7.31	79.5	618
Texas	253	24,300,723	3.1	8.11	80.5	605
Georgia	165	21,723,430	2.8	7.79	83.1	623
Wisconsin	176	21,677,186	2.8	7.78	83.3	612
Michigan	150	18,178,222	2.3	7.56	83.0	615
Nevada	77	16,605,675	2.1	7.18	81.5	633
Ohio	161	16,141,007	2.1	7.63	84.3	616
Washington	94	15,283,599	2.0	7.15	83.4	633
Other	1,468	161,369,885	20.8	7.65	82.6	615
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,806	254,665,780	32.8	7.48	84.8	643
Refinance - Rate Term	246	32,648,178	4.2	7.61	80.8	613
Refinance - Cashout	2,635	487,927,661	62.9	7.20	77.6	610
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	9	1,702,763	0.2	6.64	75.2	633
Arm 2/28	2,987	564,404,087	72.8	7.21	80.2	617
Arm 2/28 - Balloon 40/30	101	24,082,666	3.1	6.95	76.8	612
Arm 2/28 - Dual 40/30	32	10,034,715	1.3	6.73	75.0	613
Arm 3/27	193	34,375,169	4.4	7.19	81.2	629
Arm 3/27 - Balloon 40/30	3	859,685	0.1	7.17	80.0	638
Arm 5/25	133	30,033,801	3.9	7.02	78.5	646
Arm 5/25 - Balloon 40/30	14	3,522,414	0.5	7.19	75.0	633
Arm 6 Month	3	666,230	0.1	6.68	73.2	595
Fixed Balloon 30/15	80	13,463,178	1.7	7.26	81.7	640
Fixed Rate	1,132	92,096,911	11.9	8.26	81.2	635
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	4,024	651,201,887	84.0	7.32	80.1	619
PUD	233	43,451,012	5.6	7.27	82.4	633
Condo	231	37,261,175	4.8	7.29	81.3	630
2 Family	159	34,855,724	4.5	7.16	77.4	632
3-4 Family	31	7,991,403	1.0	7.18	74.8	639
Manufactured Housing	9	480,417	0.1	11.95	77.9	624
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.13 - 4.00	326	74,186,773	11.1	6.25	76.6	638
4.01 - 4.50	313	64,369,757	9.6	6.74	82.8	620
4.51 - 5.00	269	51,969,616	7.8	7.03	84.5	616
5.01 - 5.50	843	154,408,250	23.1	7.28	80.7	625
5.51 - 6.00	610	135,390,237	20.2	7.00	79.3	624
6.01 - 6.50	399	65,790,440	9.8	7.54	77.4	610
6.51 - 7.00	422	83,028,888	12.4	7.68	78.3	605
7.01 - 7.50	142	20,953,493	3.1	8.00	80.7	596
7.51 - 8.00	97	12,184,432	1.8	8.55	82.3	582
8.01 - 8.50	38	4,969,949	0.7	9.13	83.4	583
8.51 - 9.00	16	2,429,696	0.4	9.33	83.9	554
Total:	3,475	669,681,530	100.0	7.18	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	7	811,994	0.1	7.72	73.3	579
4 - 6	4	229,584	0.0	10.02	74.0	624
7 - 9	6	1,005,310	0.2	7.24	77.9	586
10 - 12	7	1,130,717	0.2	6.56	72.7	646
13 - 15	3	307,341	0.0	7.99	79.3	602
16 - 18	61	11,234,309	1.7	7.20	79.8	594
19 - 21	754	161,173,978	24.1	7.12	79.1	614
22 - 24	2,293	425,178,024	63.5	7.21	80.3	618
28 - 30	3	893,376	0.1	7.63	89.5	648
31 - 33	46	9,310,812	1.4	6.94	81.4	645
34 - 36	144	24,849,868	3.7	7.24	80.8	623
37 >=	147	33,556,216	5.0	7.03	78.1	645
Total:	3,475	669,681,530	100.0	7.18	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.38 - 11.50	101	28,589,377	4.3	5.85	77.1	675
11.51 - 12.00	200	48,893,473	7.3	6.02	77.3	649
12.01 - 12.50	385	90,260,369	13.5	6.39	78.3	637
12.51 - 13.00	696	149,118,685	22.3	6.75	79.7	629
13.01 - 13.50	589	115,838,073	17.3	7.13	80.2	621
13.51 - 14.00	561	101,652,196	15.2	7.59	83.0	609
14.01 - 14.50	319	56,165,471	8.4	8.02	80.9	592
14.51 - 15.00	269	37,689,302	5.6	8.46	81.0	584
15.01 - 15.50	129	17,294,057	2.6	9.06	79.7	563
15.51 - 16.00	106	12,098,771	1.8	9.48	77.3	553
16.01 - 16.50	62	7,166,731	1.1	9.89	81.6	555
16.51 - 17.00	33	3,047,762	0.5	10.51	76.1	543
17.01 - 17.50	10	655,938	0.1	11.13	74.7	529
17.51 - 18.00	3	179,002	0.0	11.64	81.8	530
18.01 - 21.19	12	1,032,325	0.2	11.96	70.2	532
Total:	3,475	669,681,530	100.0	7.18	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.40 - 4.50	1	65,790	0.0	7.20	57.4	603
4.51 - 5.50	58	15,508,612	2.3	5.51	74.3	662
5.51 - 6.00	253	67,247,899	10.0	5.89	76.2	648
6.01 - 6.50	441	110,964,523	16.6	6.36	77.8	639
6.51 - 7.00	721	158,812,377	23.7	6.84	80.4	630
7.01 - 7.50	598	113,852,377	17.0	7.30	81.3	618
7.51 - 8.00	567	93,982,733	14.0	7.79	83.2	605
8.01 - 8.50	281	44,568,111	6.7	8.30	81.4	585
8.51 - 9.00	237	30,893,757	4.6	8.77	80.8	570
9.01 - 9.50	123	15,911,533	2.4	9.27	79.1	559
9.51 - 10.00	93	9,191,575	1.4	9.79	76.4	545
10.01 - 10.50	51	4,505,198	0.7	10.28	80.0	540
10.51 - 11.00	27	2,399,401	0.4	10.74	77.0	543
11.01 - 11.50	12	813,783	0.1	11.32	75.5	529
11.51 - 12.00	6	340,842	0.1	11.66	73.5	530
12.01 - 12.50	5	577,920	0.1	12.14	69.1	528
12.51 - 14.19	1	45,100	0.0	14.19	60.0	636
Total:	3,475	669,681,530	100.0	7.18	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	52	14,437,043	2.2	6.95	80.3	638
2.00	789	152,922,377	22.8	7.49	76.7	611
3.00	2,489	469,773,828	70.1	7.10	81.1	619
5.00	145	32,548,282	4.9	7.06	78.1	643
Total:	3,475	669,681,530	100.0	7.18	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	3,063	559,695,642	83.6	7.22	80.3	618
1.50	132	30,692,393	4.6	7.21	80.7	622
2.00	280	79,293,495	11.8	6.88	76.9	623
Total:	3,475	669,681,530	100.0	7.18	79.9	619

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	3,853	543,603,514	70.1	7.54	79.9	609
24	21	6,895,553	0.9	6.98	82.0	645
36	5	1,997,500	0.3	6.52	85.5	651
60	749	207,876,219	26.8	6.78	80.5	649
120	59	14,868,832	1.9	6.73	81.4	673
Total:	4,687	775,241,618	100.0	7.31	80.1	621

*

Note, for second liens, CLTV is employed in this calculation.